FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT


     THIS FIRST  AMENDMENT TO REVOLVING  CREDIT AND SECURITY  AGREEMENT  ("First
Amendment") made this 30th day of October, 2000 by and among HIRSCH INTERNATIONAL CORP., a corporation organized under the laws of the State of Delaware ("HIC"), HAPL LEASING CO., INC., a corporation organized under the laws of the State of New York ("HAPL"), PULSE MICROSYSTEMS LTD., a corporation organized under the laws of the Province of Ontario ("PULSE"), SEDECO, INC., a corporation organized under the laws of the State of Texas ("SEDECO"), SEWING MACHINE EXCHANGE, INC., a corporation organized under the laws of the State of Illinois ("SEWING"), HIRSCH BUSINESS CONCEPTS, LLC, formerly known as Hometown Threads, LLC, a limited liability company organized under the laws of the State of Delaware ("HBC"), HOMETOWN THREADS, LLC formerly known as HJ Grassroots, LLC, a limited liability company organized under the laws of the State of Delaware ("Hometown") and HIRSCH EQUIPMENT CONNECTION, INC., a corporation organized under the laws of the State of Delaware ("CONNECTION") (HIC, HAPL, PULSE, SEDECO, SEWING, HOMETOWN, HBC and CONNECTION, each a "Borrower" and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                   WITNESSETH

     WHEREAS, the Bank and the Borrowers have previously entered into a commercial lending arrangement in accordance with the terms and provisions of a certain Revolving Credit and Security Agreement dated September 30, 1999 (the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement pursuant to the terms set forth in this First Amendment and memorialize the amendments to the Agreement by this writing.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed as follows:

     1. The following definitions are hereby added to Subsection 1.2 of the Agreement to read as follows:

     "Applicable Margin" shall mean initially 125 basis points but shall adjust automatically to the applicable basis point margin as set forth below upon the Borrowers obtaining and maintaining the indicated Fixed Charge Coverage Ratio:

                                                                  BASIS POINT
  LEVEL       RATIO                                                 MARGIN
  -----       -----                                                 ------

    I         Less than zero to 1                                     125
    II        Equal to or  greater  than  zero to 1 but less than .5  100
    III       Equal to or greater than .5 to 1 but less than 1 to 1   50
    IV        Equal to or greater than 1 to 1                         0

     Performance with respect to the foregoing grid shall be tested at the end of each fiscal quarterly period of the Borrower based upon the prior quarterly period and any changes to the Applicable Margin shall become effective five (5) Business Days after delivery of the quarterly financial statement of the Borrowers as well as a covenant calculation.

     "Fixed Charge Coverage Ratio" shall mean and include, with respect to any fiscal period, the ratio of (i) EBITDA to (ii) all Senior Debt Payments during such period.

     "Senior Debt Payments" shall mean and include all cash actually expended by Borrowers to make (i) interest payments on any Advances hereunder plus (ii) payments with respect to any other indebtedness for borrowed money.

     2. The definition of Revolving Interest Rate contained in Subsection 1.2 of the Loan Agreement is hereby deleted and a new Subsection 1.2 is substituted therefor to read as follows:

     "Revolving Interest Rate" shall mean an interest rate per annum equal to the Base Rate in effect on such date plus the Applicable Margin with respect to Domestic Rate Loans.

     3. Subsection 6.5 of the Agreement is deleted and a new Subsection 6.5 is substituted therefore to read as follows:

               6.5 Net Interest Coverage Ratio. Maintain at all times a ratio of EBITDA to Lenders' Interest of not less than 1:1. For the purposes hereof, the term "Lenders' Interest" shall mean interest in excess of $10,000 per quarter paid on the Revolving Advances.

     4. The Lenders hereby waive noncompliance with Subsection 6.5 of the Agreement, the Minimum Stockholders Equity covenant, for the quarterly fiscal periods ending January 31, 2000, April 30, 2000 and July 31, 2000.

     5. The Lenders hereby consent to the change of Hometown Threads, LLC's name to Hirsch Business Concepts, LLC ("HBC") and HJ Grassroots, LLC's name to
Hometown Threads, LLC ("Hometown"). All references in the Agreement to "Hometown" shall mean HBC, and all references in the Agreement to "HJ" shall mean Hometown.

     6. On the date hereof and in consideration for the modifications contained herein, the Borrowers shall pay to the Agent an amendment fee in the amount of $25,000 plus legal fees.

     7. The Borrower hereby affirms and/or makes the representations and warranties contained in Section V of the Agreement as amended herein, and represents that said representations and warranties are true as of the date of this First Amendment.

     8. The Borrower hereby affirms and/or agrees to comply with the covenants contained in Sections VI and VII of the Agreement as amended herein.

     9. All the remaining terms and conditions of the Agreement and all other Loan Documents (including any amendments thereto) except as specifically modified herein or in connection herewith shall remain in full force and effect, and any term not otherwise defined herein shall have the meaning described thereto in the Agreement or the other Loan Documents.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals or caused these presents to be signed by their respective corporate officers and the proper corporate seal to be affixed hereto the day and year first above written.

                         HIRSCH INTERNATIONAL CORP.


                         By:/s/ Richard M. Richer
                            ---------------------
                         Name:  RICHARD RICHER
                         Title:  Vice President


                         HAPL LEASING CO., INC.


                         By:/s/ Richard M. Richer
                            ---------------------
                         Name:  RICHARD RICHER
                         Title:  Vice President


                         PULSE MICROSYSTEMS LTD


                         By:/s/ Richard M. Richer
                            ---------------------
                         Name:  RICHARD RICHER
                         Title:  Vice President


                         SEDECO, INC.


                         By:/s/ Richard M. Richer
                            ---------------------
                         Name:  RICHARD RICHER
                         Title:  Vice President


                         SEWING MACHINE EXCHANGE, INC.


                         By:/s/ Richard M. Richer
                            ---------------------
                         Name:  RICHARD RICHER
                         Title:  Vice President


                         HIRSCH EQUIPMENT CONNECTION, INC.


                         By:/s/ Richard M. Richer
                            ---------------------
                         Name:  RICHARD RICHER
                         Title:  Vice President


                         HIRSCH BUSINESS CONCEPTS, LLC


                         By:/s/ Richard M. Richer
                            ---------------------
                         Name:  RICHARD RICHER
                         Title:  Chief Financial Officer and Treasurer



                         HOMETOWN THREADS, LLC


                         By:/s/ Richard M. Richer
                            ---------------------
                         Name:  RICHARD RICHER
                         Title:  Chief Financial Officer and Treasurer


                         PNC BANK, NATIONAL ASSOCIATION, as Lender and as Agent


                         By:/s/ Arthur V. Lippins
                            ---------------------
                         Name:  ARTHUR V. LIPPINS
                         Title: Vice President
                         Two Tower Center Boulevard
                         East Brunswick, New Jersey 08816